                                                                      EXHIBIT 21

                           Subsidiaries of Registrant


                                                                                       State of
                        Name of Subsidiary                                          Incorporation
===============================================================================     =============
Arizona NewsChannel, L.L.C.                                                              Delaware
-------------------------------------------------------------------------------     -------------
Cable Network Services, L.L.C.                                                           Delaware
-------------------------------------------------------------------------------     -------------
Cablecoupons, Inc.                                                                          Texas
-------------------------------------------------------------------------------     -------------
CableRep, Inc.                                                                           Delaware
-------------------------------------------------------------------------------     -------------
Cablevision of Arizona Partner, Inc.                                                     Colorado
-------------------------------------------------------------------------------     -------------
Cablevision of Leander, Inc.                                                                Texas
-------------------------------------------------------------------------------     -------------
Cablevision of Oklahoma Partner, Inc.                                                    Colorado
-------------------------------------------------------------------------------     -------------
Cablevision of Pflugerville, Inc.                                                           Texas
-------------------------------------------------------------------------------     -------------
Cablevision of Texas Partner, Inc.                                                       Colorado
-------------------------------------------------------------------------------     -------------
Cablevision of Utah Partner, Inc.                                                        Colorado
-------------------------------------------------------------------------------     -------------
CCI PCS, Inc.                                                                            Delaware
-------------------------------------------------------------------------------     -------------
Community Tel                                                                              Nevada
-------------------------------------------------------------------------------     -------------
Cox @Home, Inc.                                                                          Delaware
-------------------------------------------------------------------------------     -------------
Cox Animal Planet, Inc.                                                                  Delaware
-------------------------------------------------------------------------------     -------------
Cox Arizona Telcom, L.L.C.                                                               Delaware
-------------------------------------------------------------------------------     -------------
Cox Business Services, Inc.                                                              Delaware
-------------------------------------------------------------------------------     -------------
Cox California Telcom, L.L.C. (formerly Cox California Telcom II, L.L.C.)                Delaware
-------------------------------------------------------------------------------     -------------
Cox Classic Cable, Inc.                                                                  Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Baton Rouge II, Inc.                                                  Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications BTP Holdings, Inc. ( formerly Cox Teleport Partners, Inc.)            Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Central II, Inc.                                                      Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications E.T.E. Inc.                                                           Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Florida (Partnership) (formerly Cox Cable New York)                   New York
-------------------------------------------------------------------------------     -------------
Cox Communications Gulf Coast, L.L.C.                                                    Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Hampton Roads, L.L.C.                                                 Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Holdings, Inc.                                                        Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Kansas, L.L.C.                                                        Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Las Vegas, Inc.                                                       Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications NCC, Inc.                                                             Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications New York City, Inc.                                                   New York
-------------------------------------------------------------------------------     -------------
Cox Communications Omaha, L.L.C.                                                         Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Payroll, Inc.                                                       California
-------------------------------------------------------------------------------     -------------
Cox Communications Pensacola, L.L.C.                                                     Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Services, Inc.                                                        Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Shopping Services, Inc.                                               Delaware
-------------------------------------------------------------------------------     -------------
Cox Communications Telecom, Inc.                                                         Virginia
-------------------------------------------------------------------------------     -------------
Cox Connecticut Telcom, L.L.C.                                                           Delaware
-------------------------------------------------------------------------------     -------------
Cox Consumer Information Network, Inc.                                                   Delaware
-------------------------------------------------------------------------------     -------------
Cox DC Radio, Inc.                                                                       Delaware
-------------------------------------------------------------------------------     -------------

Cox Fibernet Oklahoma, L.L.C.                                                            Delaware
-------------------------------------------------------------------------------     -------------
Cox Fibernet Virginia, Inc.                                                              Delaware
-------------------------------------------------------------------------------     -------------
Cox Florida Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
    partner; 99% Member - CoxCom, Inc., limited partner)                                 Delaware
-------------------------------------------------------------------------------     -------------
Cox Georgia Telcom, L.L.C.                                                               Delaware
-------------------------------------------------------------------------------     -------------
Cox Government Services, Inc.                                                            Delaware
-------------------------------------------------------------------------------     -------------
Cox Home Video North, Inc.                                                               Delaware
-------------------------------------------------------------------------------     -------------
Cox Iowa Telcom, L.L.C.                                                                  Delaware
-------------------------------------------------------------------------------     -------------
Cox Kansas Telcom, L.L.C.                                                                Delaware
-------------------------------------------------------------------------------     -------------
Cox Louisiana Telcom, L.L.C.                                                             Delaware
-------------------------------------------------------------------------------     -------------
Cox Missouri Telcom, L.L.C.                                                              Delaware
-------------------------------------------------------------------------------     -------------
Cox Nebraska Telcom, L.L.C.                                                              Delaware
-------------------------------------------------------------------------------     -------------
Cox Nevada Telcom, L.L.C.                                                                Delaware
-------------------------------------------------------------------------------     -------------
Cox Oklahoma Telcom, L.L.C.                                                              Delaware
-------------------------------------------------------------------------------     -------------
Cox RHINOS Trust                                                                         Delaware
-------------------------------------------------------------------------------     -------------
Cox Rhode Island Telcom, L.L.C.                                                          Delaware
-------------------------------------------------------------------------------     -------------
Cox San Diego SPE, L.L.C.                                                                Delaware
-------------------------------------------------------------------------------     -------------
Cox Telcom Partners, Inc.                                                                Delaware
-------------------------------------------------------------------------------     -------------
Cox Texas Telcom, L.P. (1% Member - Cox Telcom Partners, Inc., general
    partner; 99% Member - CoxCom, Inc., limited partner)                                 Delaware
-------------------------------------------------------------------------------     -------------
Cox Trust I                                                                              Delaware
-------------------------------------------------------------------------------     -------------
Cox Trust II                                                                             Delaware
-------------------------------------------------------------------------------     -------------
Cox Virginia Telcom, Inc.                                                                Virginia
-------------------------------------------------------------------------------     -------------
CoxCom, Inc.                                                                             Delaware
-------------------------------------------------------------------------------     -------------
CP Arizona I, LLC                                                                        Delaware
-------------------------------------------------------------------------------     -------------
CP Arizona II, LLC                                                                       Delaware
-------------------------------------------------------------------------------     -------------
CP Nevada, LLC                                                                           Delaware
-------------------------------------------------------------------------------     -------------
CSI Partner II, Inc.                                                                     Colorado
-------------------------------------------------------------------------------     -------------
CSI Partner, Inc.                                                                        Colorado
-------------------------------------------------------------------------------     -------------
Fisher Communications Associates, L.L.C.                                                 Colorado
-------------------------------------------------------------------------------     -------------
Hospitality Network, Inc.                                                                  Nevada
-------------------------------------------------------------------------------     -------------
Local News on Cable,  L.L.C.                                                             Virginia
-------------------------------------------------------------------------------     -------------
MAS ARIZONA, L.L.C.                                                                      Delaware
-------------------------------------------------------------------------------     -------------
MT Associates, Inc. (formerly Intermedia Technologies, Inc.)                                Texas
-------------------------------------------------------------------------------     -------------
News Channel 15, L.L.C.                                                                  Delaware
-------------------------------------------------------------------------------     -------------
News Channel, L.L.C.                                                                     Oklahoma
-------------------------------------------------------------------------------     -------------
Outdoor Life Network, L.L.C.                                                             Delaware
-------------------------------------------------------------------------------     -------------
Padres CableRep Advertising Company, G.P.                                              California
-------------------------------------------------------------------------------     -------------
Peak Cablevision, L.L.C. (former name Premier Media, L.L.C. - 09/26/1997)                Colorado
-------------------------------------------------------------------------------     -------------
Primetel of Nevada                                                                         Nevada
-------------------------------------------------------------------------------     -------------
Rhode Island News Channel, L.L.C.                                                        Delaware
-------------------------------------------------------------------------------     -------------
Speedvision Network, L.L.C.                                                              Delaware
-------------------------------------------------------------------------------     -------------
Sun Valley Cablevision, Inc.                                                                Idaho
-------------------------------------------------------------------------------     -------------
TAL Financial Corporation                                                                  Nevada
-------------------------------------------------------------------------------     -------------
TC Systems Partner, Inc.                                                                 Colorado
-------------------------------------------------------------------------------     -------------
TCA Cable Partners                                                                       Delaware
-------------------------------------------------------------------------------     -------------
TCA Cable Partners II (50.39% GP interest  held by TCIAmerican Cable
    Holdings IV, L.P;49.61% GP interest held by TCAHoldings II, L.P.)                    Delaware
-------------------------------------------------------------------------------     -------------
TCA Cable TV of Missouri, Inc.                                                              Texas
-------------------------------------------------------------------------------     -------------

TCA Communications, Inc.                                                                    Texas
-------------------------------------------------------------------------------     -------------
TCA Holdings II, L.P.                                                                       Texas
-------------------------------------------------------------------------------     -------------
TCA Holdings, L.P.                                                                          Texas
-------------------------------------------------------------------------------     -------------
TCA Interests II, Inc.                                                                     Nevada
-------------------------------------------------------------------------------     -------------
TCA Interests, L.L.C.                                                                       Texas
-------------------------------------------------------------------------------     -------------
TCA Management Company                                                                      Texas
-------------------------------------------------------------------------------     -------------
TCI American Cable Holdings III, L.P.                                                    Colorado
-------------------------------------------------------------------------------     -------------
TCI American Cable Holdings IV, L.P.                                                     Colorado
-------------------------------------------------------------------------------     -------------
TCI Cablevision of Arizona, Inc.                                                          Arizona
-------------------------------------------------------------------------------     -------------
TCI of Kansas Partner, Inc.                                                              Colorado
-------------------------------------------------------------------------------     -------------
Telecable Associates, Inc.                                                                  Texas
-------------------------------------------------------------------------------     -------------
Telecommunications of Nevada, L.L.C.                                                     Delaware
-------------------------------------------------------------------------------     -------------
Teleservice Corporation of America                                                          Texas
-------------------------------------------------------------------------------     -------------
Texas Community Antennas, Inc.                                                              Texas
-------------------------------------------------------------------------------     -------------
TMJV, Inc.                                                                               Delaware
-------------------------------------------------------------------------------     -------------
Tulsa Partner, Inc.                                                                      Colorado
-------------------------------------------------------------------------------     -------------
Video Service Company                                                                        Ohio
-------------------------------------------------------------------------------     -------------
VPI Communications, Inc.                                                                    Texas
-------------------------------------------------------------------------------     -------------
Williamson County Cablevision Company                                                       Texas
-------------------------------------------------------------------------------     -------------